UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 25, 2017

ONEBEACON INSURANCE GROUP, LTD.
(Exact Name of Registrant as Specified in Charter)

Bermuda	1-33128	98-0503315
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

605 Highway 169 North, Plymouth Minnesota 55441
(Address of Principal Executive Offices) (ZIP Code)

(952) 852-2431
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.  Other Events.

On September 25, 2017, OneBeacon Insurance Group, Ltd. issued a press release regarding its proposed merger with a subsidiary of Intact Financial Corporation, announcing that all regulatory approvals required to complete the merger under the terms of the merger agreement have been obtained. A copy of that press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

The information contained in this communication may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included or referenced in this communication that address activities, events or developments which we expect will or may occur in the future are forward-looking statements. The words “will,” “believe,” “intend,” “expect,” “anticipate,” “project,” “estimate,” “predict” and similar expressions are also intended to identify forward-looking statements. These forward-looking statements include, among others, statements with respect to our:

●	change in book value per share or return on equity;
●	business strategy;
●	financial and operating targets or plans;
●	incurred loss and loss adjustment expenses and the adequacy of our loss and loss adjustment expense reserves and related reinsurance;
●	projections of revenues, income (or loss), earnings (or loss) per share, dividends, market share or other financial forecasts;
●	expansion and growth of our business and operations;
●	proposed merger with Intact Financial Corporation (“Intact”);
●	future capital expenditures; and
●	pending legal proceedings.

These statements are based on certain assumptions and analyses made by us in light of our experience and judgments about historical trends, current conditions and expected future developments, as well as other factors believed to be appropriate in the circumstances. However, whether actual results and developments will conform to our expectations is subject to a number of risks, uncertainties or other factors which are described in more detail in Part II, Item 1A under the caption “Risk Factors” on page 69 of the Company’s Quarterly Report on 10-Q for the quarter ended June 30, 2017, and beginning on page 16 of the Company’s 2016 Annual Report on Form 10-K, that could cause actual results to differ materially from expectations, including:

●	recorded loss and loss adjustment expense reserves subsequently proving to have been inadequate;
●	changes in interest rates, debt or equity markets or other market volatility that negatively impact our investment portfolio;
●	competitive forces and the cyclicality of the property and casualty insurance industry;
●	claims arising from catastrophic events, such as hurricanes, windstorms, earthquakes, floods or terrorist attacks;
●	the continued availability of capital and financing;

●	the continued availability and cost of reinsurance coverage and our ability to collect reinsurance recoverables;
●	the ability to maintain data and system security;
●	the outcome of litigation and other legal or regulatory proceedings;
●	our ability to continue meeting our debt and related service obligations or to pay dividends;
●	our ability to successfully develop new specialty businesses;
●	changes in laws or regulations, or their interpretations, which are applicable to us, our competitors, our agents or our customers;
●	actions taken by rating agencies from time to time with respect to us, such as financial strength or credit rating downgrades or placing our ratings on negative watch;
●	our ability to retain key personnel;
●	participation in guaranty funds and mandatory market mechanisms;
●	our ability to maintain effective operating procedures and manage operational risk;
●	changes to current shareholder dividend practice and regulatory restrictions on dividends;
●	credit risk exposure in certain of our business operations;
●	Bermuda law may afford less protection to shareholders;
●	our status as a subsidiary of White Mountains, including potential conflicts of interest, competition, and related-party transactions;
●	changes in tax laws or tax treaties;
●	the risk that the proposed merger with Intact may not be completed on the currently contemplated timeline or at all;
●
risks related to diverting management’s attention from our ongoing business operations and other risks related to the pendency of the proposed merger with Intact, including on our ability to retain and hire key personnel, our ability to maintain relationships with our customers, policyholders, brokers, service providers and others with whom we do business, our stock price, and our business, financial condition and results of operations generally;

●	the risk that shareholder litigation in connection with the proposed merger with Intact may result in significant costs of defense, indemnification and liability; and
●	other factors, most of which are beyond our control.

Consequently, all of the forward-looking statements made in this communication are qualified by these cautionary statements, and there can be no assurance that the anticipated results or developments will be realized or, even if substantially realized, that they will have the expected consequences. Readers should carefully review these risk factors, and are cautioned not to place undue reliance on our forward-looking statements. The forward-looking statements in this communication speak only as of the date on which they are made. We assume no obligation to update publicly any such forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Description
99.1	Press Release of OneBeacon Insurance Group, Ltd. dated September 25, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 25, 2017

ONEBEACON INSURANCE GROUP, LTD.

By:	/s/ Maureen A. Phillips
	Name:	Maureen A. Phillips
	Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of OneBeacon Insurance Group, Ltd. dated September 25, 2017.